UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
August 16, 2006
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
VALENTEC SYSTEMS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	0-11454	59-2332857

(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2629 York Avenue
Minden, LA 71055
(Address of Principal Executive Offices)
(318) 382-4574
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     On August 16, 2006, Valentec Systems, Inc. issued a statement announcing that it has experienced on August 14, 2006 an explosive detonation in a manufacturing process. A copy of the statement is attached to this Form 8-K as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits

Exhibit	Description

Exhibit 99.1	Statement of incident	Provided herein.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 16, 2006
VALENTEC SYSTEMS, INC.
	By:	/s/ Robert Zummo
		Name:	Robert Zummo
		Title:	President and Chief Executive Officer

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